UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on March 31, 2015, CBRE, Inc., a subsidiary of the Company, entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with Johnson Controls, Inc. (“JCI”), under which CBRE, Inc. agreed to acquire the Global WorkPlace Solutions (“GWS”) business of JCI (the “Transaction”). On September 1, 2015, CBRE, Inc. completed the Transaction. The purchase price was $1.475 billion in cash plus approximately $36 million in net adjustments for working capital and other items, which net adjustments took into account approximately $45 million in cash received by the Company in the Transaction. The purchase price is subject to post-closing adjustments as outlined in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 3, 2015, and is incorporated herein by reference. The Purchase Agreement has been incorporated by reference to provide investors and stockholders with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the Company or GWS. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to each other (and solely for the benefit of each other). The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the complete state of facts or circumstances, as they are modified in important respects by the underlying disclosure schedules.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following document is an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of March 31, 2015, by and between CBRE, Inc. and Johnson Controls, Inc. (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 3, 2015 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2015	CBRE GROUP, INC.

	By:	/s/ JAMES R. GROCH
James R. Groch
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of March 31, 2015, by and between CBRE, Inc. and Johnson Controls, Inc. (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 3, 2015 and incorporated herein by reference).